SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 2002
                               ------------------


                                    GSV, Inc.
             (Exact name of registrant as specified in its charter)


  Delaware                         0-23901                    13-3979226
  --------                         -------                    ----------
 (State or other           (Commission File Number)         (IRS Employer
 jurisdiction of                                            Identification No.)
 incorporation)





                        191 Post Road, Westport, CT 06850
                        ---------------------------------
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (203) 221-2690
                                 --------------


                                       N/A
          (Former name or former address, if changed since last report)

Item 5.   Other Events.
-------   -------------

          On September 30, 2002, Harvey A. Doliner resigned from the Board of Directors of GSV, Inc. and as Chief Financial Officer of GSV, Inc.

          On October 1, 2002, Walter M. Epstein resigned from the Board of Directors of GSV, Inc.

          There were no disagreements between Mr. Doliner or Mr. Epstein and GSV, Inc. on any matter relating to GSV, Inc.'s operations, policies or practices.

                                    SIGNATURE
                                    ---------


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GSV, INC.
                                         (Registrant)



Dated:  October 1, 2002                  By: /s/ Gilad Gat
                                             ------------------------------
                                             Gilad Gat
                                             Chief Executive Officer
                                             (Principal Executive Officer)




































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